UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

ARDENT HEALTH SERVICES LLC

(Exact name of registrant as specified in its charter)

Delaware	333-110117	62-1862223
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, TN	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 296-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On December 23, 2004, Ardent Health Services LLC (the “Registrant”), Ardent Health Services, Inc. (the “Borrower”), a wholly owned subsidiary of the Registrant, and certain subsidiaries of the Borrower entered into the Fifth Amendment (the “Fifth Amendment”) to Credit Agreement, dated as of August 19, 2003, among the Borrower, the Registrant, the other Guarantors party thereto, Citicorp North America, Inc. as Administrative Agent and the other Lenders party thereto.

     Pursuant to the Fifth Amendment, certain financial statement reporting and related certificate and notice requirements for the third quarter ended September 30, 2004 and the fiscal year ending December 31, 2004 have been modified as follows: (i) the date for delivery of financial statements for the Borrower and its subsidiaries for the quarter ended September 30, 2004 and the fiscal year ending December 31, 2004 have been extended to May 2, 2005; (ii) the Borrower may delay the filing of its Form 10-Q for the quarter ended September 30, 2004 with the Securities and Exchange Commission until May 2, 2005; and (iii) the Borrower may delay the filing of its Form 10-K for the fiscal year ending December 31, 2004 with the Securities and Exchange Commission until May 2, 2005. In addition, the Fifth Amendment provides for, among other things, (i) the payment of an amendment fee to each Lender that elects to be a party to the Fifth Amendment, (ii) consent to certain dispositions of property not otherwise permitted under the terms of the Credit Agreement and (iii) until May 2, 2005, the ability of the Borrower to (A) request up to $35 million of revolving loans and letters of credit at any time and (B) request new loans or convert or continue existing loans to accrue interest at the eurodollar rate of interest.

     The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Fifth Amendment to Credit Agreement, dated as of December 23, 2004, among Ardent Health Services, Inc., as Borrower, Ardent Health Services LLC and certain of its subsidiaries as Guarantors, Citicorp North America, Inc., as Administrative Agent, Swing Line Lender and L/C Issuer and the other Lenders party thereto

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDENT HEALTH SERVICES LLC

By:	/s/ R. Dirk Allison

Name: R. Dirk Allison
Title: Executive Vice President and Chief Financial Officer

Date: December 28, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Fifth Amendment to Credit Agreement, dated as of December 23, 2004, among Ardent Health Services, Inc., as Borrower, Ardent Health Services LLC and certain of its subsidiaries as Guarantors, Citicorp North America, Inc., as Administrative Agent, Swing Line Lender and L/C Issuer and the other Lenders party thereto